Exhibit 10.27
AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
(EXIM PROGRAM)

THIS AMENDMENT to Loan and Security Agreement (Exim Program) (this “Amendment”) is entered into this 14 day of August 2008 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 15353 Barranca Parkway, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Modified FX Reserve.  The FX Reserve, as defined in Section 2.1.3 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.2           Modified Cash Management Services Sublimit.  The Cash Management Services Sublimit, as defined in Section 2.1.4 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.3           Modified Overall Aggregate Sublimit.  The Overall Aggregate Sublimit, as set forth in Section 2.1.5 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.4           Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Interest Rate.

(i)           Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 1.25% percentage points above the Prime Rate or 6.25%, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDAS greater than $1.00 (commencing with the fiscal quarter ending September 30, 2009 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDAS greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 5.75%, which interest shall be payable monthly.

2.5           Modified Interest Computation.  The sentence in Section 2.3(g) of the Loan Agreement that currently reads as follows:

In addition, so long as any principal or interest with respect to any Hard Credit Extension (defined as Credit Extensions other than for Letters of Credit, FX Forward Contracts or amounts utilized for Cash Management Services) remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank.

is hereby amended in its entirety to read as follows:

In addition, so long as any principal or interest with respect to any Credit Extension remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank.

2.6           Deletion of Unused Revolving Line Facility Fee.  Section 2.4(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

(d)           Unused Revolving Line Facility Fee.  [Omitted].

2.7           Modified Anniversary Fee.  Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g)           Anniversary Fee.  A fully earned, non-refundable fee of $10,000, on the first anniversary of the August 2008 Amendment Effective Date; and if this Agreement is terminated prior to the first anniversary of the August 2008 Amendment Effective Date, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.8           Modified Termination Fee. The sentence in Section 4.1 of the Loan Agreement that currently reads as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Revolving Line if termination occurs on or before the first anniversary of the Effective Date, and 1.0% of the Revolving Line if termination occurs after the first anniversary of the Effective Date and on or before the second anniversary of the Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the August 2008 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the August 2008 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.9           Modified Transaction Report Submission.  Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)
a Transaction Report weekly and at the time of each request for an Advance if Hard Credit Extensions are equal to or greater than $3,000,000; otherwise within thirty (30) days after the end of each month;

2.10        Modified Collection of Accounts.  The last sentence of Section 6.3(c) of the Loan Agreement that currently reads as follows:

All collections shall be applied to against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $2,500,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

is hereby amended in its entirety to read as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $3,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

2.11        Modified Deposit Requirement.  Section 6.8(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Maintain its primary depository and operating accounts and securities accounts with Bank and Bank’s affiliates which accounts shall represent at least 85% of the dollar value of Borrower’s accounts at all financial institutions maintained in the United States.

2.12        Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  A Tangible Net Worth of at least $5,250,000 (“Minimum Tangible Net Worth”) plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.13        Modified Definitions.  In Section 13.1 of the Loan Agreement, the following definitions are, as applicable, either hereby (i) amended in their entirety to read as follows or (ii) added to read as follows:

“Credit Extension” is any Advance, Term Loan, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“EBITDAS” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) stock compensation expense.

“Hard Credit Extensions” means Credit Extensions other than Credit Extensions for Letters of Credit, FX Forward Contracts or amounts utilized for Cash Management Services.

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Maximum Revolving Line” is $2,000,000.

“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

“Revolving Line” is an Advance or Advances in an aggregate amount of up to $2,000,000 outstanding at any time.

“Revolving Line Maturity Date” August ___, 2010 [the date that is two years from the date of this Amendment].

2.14           Modified Definition of Exim Borrower Agreement.  The definition of the term “Exim Borrower Agreement,” set forth in Section 14.2 of the Loan Agreements is hereby amended to mean that certain Borrower Agreement, in the form specified by the Exim Bank, in favor of Bank and the Exim Bank being executed by Borrower approximately concurrently herewith and any subsequent Borrower Agreement executed by Borrower in favor of Bank and Exim Bank.

2.15           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $10,000, (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement by and between Bank and Borrower of even date herewith with respect to the non-Exim Loan and Security Agreement by and between Bank and Borrower and (d) Borrower’s payment of all fees required by Exim Bank. The date that this Amendment is deemed effective is referred to herein as the “August 2008 Amendment Effective Date.”

 [Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Robert Anderson Name: Robert Anderson Title: SRM	Lantronix, Inc. By: /s/ Reagan Y. Sakai Name: Reagan Y. Sakai Title: CFO

Non-Exim

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 14 day of August 2008 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 15353 Barranca Parkway, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Modified FX Reserve.  The FX Reserve, as defined in Section 2.1.3 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.2           Modified Cash Management Services Sublimit.  The Cash Management Services Sublimit, as defined in Section 2.1.4 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.3           Modified Overall Aggregate Sublimit.  The Overall Aggregate Sublimit, as set forth in Section 2.1.5 of the Loan Agreement is hereby amended from “$2,000,000” to “$2,500,000.”

2.4           Addition of Term Loan.  The following language is hereby added to the Loan Agreement as Section 2.1.6 and shall read as follows:

2.1.6                      Term Loan.

(a)           Availability.  Bank shall make one (1) term loan available to Borrower in an amount up to the Term Loan Amount on or before August 31, 2008, subject to the satisfaction of the terms and conditions of this Agreement.

(b)           Repayment.  Borrower shall repay the Term Loan in (i) thirty-six (36) equal installments of principal, plus (ii) monthly payments of accrued interest (the “Term Loan Payment”).  Beginning on the first day of the month following the month in which the Funding Date occurs, each Term Loan Payment shall be payable on the first day of each month.  Borrower’s final Term Loan Payment, due on the Term Loan Maturity Date, shall include all outstanding principal and accrued and unpaid interest under the Term Loan.

2.5           Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Interest Rate.

(i)           Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 1.25% percentage points above the Prime Rate or 6.25%, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDAS greater than $1.00 (commencing with the fiscal quarter ending September 30, 2009 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDAS greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 5.75%, which interest shall be payable monthly.

(ii)           Term Loan.  Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to the greater of 1.25% percentage points above the Prime Rate or 6.25%, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDAS greater than $1.00 (commencing with the fiscal quarter ending September 30, 2009 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDAS greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to the greater of 0.75% percentage points above the Prime Rate or 5.75%, which interest shall be payable monthly.

2.6           Modified Interest Computation.  The sentence in Section 2.3(g) of the Loan Agreement that currently reads as follows:

In addition, so long as any principal or interest with respect to any Hard Credit Extension (defined as Credit Extensions other than for Letters of Credit, FX Forward Contracts or amounts utilized for Cash Management Services) remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank.

is hereby amended in its entirety to read as follows:

In addition, so long as any principal or interest with respect to any Credit Extension remains outstanding, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank.

2.7           Deletion of Unused Revolving Line Facility Fee.  Section 2.4(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

(d)           Unused Revolving Line Facility Fee.  [Omitted].

2.8           Modified Collateral Monitoring Fee.  Section 2.4(e) of the Loan Agreement is hereby amended in its entirety to read as follows:

(e)           Collateral Monitoring Fee.  A monthly collateral monitoring fee of $2,000, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement) in which Borrower has Hard Credit Extensions outstanding equal to or greater than $3,000,000; otherwise, a monthly collateral monitoring fee of $500, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement); and

2.9           Modified Anniversary Fee.  Section 2.4(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

(g)           Anniversary Fee.  A fully earned, non-refundable fee of $25,000, on the first anniversary of the August 2008 Amendment Effective Date; and if this Agreement is terminated prior to the first anniversary of the August 2008 Amendment Effective Date, either by Borrower or Bank, Borrower shall pay such Anniversary Fee to Bank in addition to any Termination Fee.

2.10        Modified Termination Fee. The sentence in Section 4.1 of the Loan Agreement that currently reads as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Revolving Line if termination occurs on or before the first anniversary of the Effective Date, and 1.0% of the Revolving Line if termination occurs after the first anniversary of the Effective Date and on or before the second anniversary of the Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

is hereby amended in its entirety to read as follows:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the August 2008 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the August 2008 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.11        Modified Transaction Report Submission.  Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)
a Transaction Report weekly and at the time of each request for an Advance if Hard Credit Extensions are equal to or greater than $3,000,000; otherwise within thirty (30) days after the end of each month;

2.12        Modified Collection of Accounts.  The last sentence of Section 6.3(c) of the Loan Agreement that currently reads as follows:

All collections shall be applied to against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $2,500,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

is hereby amended in its entirety to read as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $3,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

2.13        Modified Deposit Requirement.  Section 6.8(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Maintain its primary depository and operating accounts and securities accounts with Bank and Bank’s affiliates which accounts shall represent at least 85% of the dollar value of Borrower’s accounts at all financial institutions maintained in the United States.

2.14        Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  A Tangible Net Worth of at least $5,250,000 (“Minimum Tangible Net Worth”) plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income in each fiscal quarter ending after the date hereof.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.15        Modified Definitions.  In Section 13.1 of the Loan Agreement, the following definitions are, as applicable, either hereby (i) amended in their entirety to read as follows or (ii) added to read as follows:

Availability Amount” is at any time (a) the lesser of (i) the Revolving Line or (ii) the Borrowing Base minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus (c) an amount equal to the Letter of Credit Reserves, minus (d) the FX Reserve, minus (e) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services), and minus (f) the principal balance then outstanding of the Term Loan.

“Credit Extension” is any Advance, Term Loan, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“EBITDAS” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) stock compensation expense.

“Hard Credit Extensions” means Credit Extensions other than Credit Extensions for Letters of Credit, FX Forward Contracts or amounts utilized for Cash Management Services.

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Maximum Revolving Line” is $5,000,000.

“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

“Revolving Line Maturity Date” August ___, 2010 [the date that is two years from the date of this Amendment].

“Term Loan” is a loan made by Bank pursuant to the terms of Section 2.1.6 hereof.

“Term Loan Amount” is an amount equal to Two Million Dollars ($2,000,000).

“Term Loan Maturity Date” is the earlier of the following dates: (i) August 1, 2011, (ii) the Revolving Line Maturity Date or (iii) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms.

“Term Loan Payment” is defined in Section 2.1.6(b).

2.16           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $25,000, and (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement (Exim Program) by and between Bank and Borrower of even date herewith.  The date that this Amendment is deemed effective is referred to herein as the “August 2008 Amendment Effective Date.”

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Robert Anderson Name: Robert Anderson Title: SRM	Lantronix, Inc. By: /s/ Reagan Y. Sakai Name: Reagan Y. Sakai Title: CFO